SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 FPC CAPITAL I
                 (Exact Name of Registrant as Specified in Its Charter)

         Delaware                                     Applied for
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

300 Delaware Avenue
Suite 319
Wilmington, Delaware                                      19801
(Address of Principal Executive Offices)                (Zip Code)

                            FLORIDA PROGRESS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

Florida                                                  59-2147112
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

One Progress Plaza
St. Petersburg, Florida                                   33701
(Address of Principal Executive Offices)                (Zip Code)



If this form relates to the               If this form relates to the
registration of a class of securities     registration  of a class of securities
pursuant to 12(b) of the                  pursuant to Section 12(g) of the
Exchange Act and is effective             Exchange Act and is effective
pursuant to General  Instruction          pursuant to General  Instruction
A.(c), please check the following box.    A.(d), please check the following
[X]                                       box.[ ]


Securities Act registration statement file number to which  this form relates:
(If applicable) 333-74949; 333-74949-01; 333-74949-02; 333-74949-03


Securities to be registered pursuant to Section 12(b) of the Act:

        Title of Each Class                      Name of Each Exchange on Which
        to be so Registered                      Each Class is to be Registered
--------------------------------------------- ----------------------------------


7.10% Cumulative Quarterly Income Preferred
Securities,  Series A (QUIPSK) (and
the Guarantee with respect
thereto)                                              New York Stock Exchange
--------------------------------------------- ----------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:


                                          None.
                                  (Title of Class)

Item 1.  Description of Registrant's Securities To Be Registered
----------------------------------------------------------------

         The securities to be registered hereby are 7.10% Cumulative Quarterly Income Preferred Securities, Series A (QUIPSK) ("QUIPS") of FPC Capital I, a Delaware business trust, which are guaranteed by Florida Progress Corporation, a Florida corporation (the "Company"), to the extent set forth in the form of Guarantee Agreement between the Company and The First National Bank of Chicago, as guarantee trustee (the "Guarantee"). The Guarantee is incorporated by reference to Exhibit 4.8 to the Registration Statement on Form S-3 (Reg. Nos. 333-74949; 333-74949-01; 333-74949-02; 333-74949-03) filed by the Company, FPC
Capital I, FPC Capital II and Florida Progress Funding Corporation with the Securities and Exchange Commission (the "Commission") on March 24, 1999, as it may be amended from time to time (the "Registration Statement"). The Registration Statement became effective on April 1, 1999. The particular terms of the QUIPS and the Guarantee will also be described in the Prospectus filed with the Commission pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, in connection with the Registration Statement (the "Prospectus"). The Guarantee is and the Prospectus shall be deemed to be incorporated by reference herein as set forth in Item 2 below.

Item 2.  Exhibits
------------------
         Exhibits heretofore filed with the Commission and designated as set forth below are hereby incorporated herein by reference and made a part hereof with the same effect as if filed herewith.

                  1(a) The Prospectus, incorporated by reference to the Prospectus filed on April 9, 1999 pursuant to Rule 424(b(5) in connection with the Registration Statement.

                  4(a) Certificate of Trust of FPC Capital I, incorporated by reference to Exhibit 4.3(a) to the Registration Statement.

                  4(b) Trust Agreement of FPC Capital I, incorporated by reference to Exhibit 4.4(a) to the Registration Statement.

                  4(c) Form of Amended and Restated Trust Agreement of FPC Capital I, incorporated by reference to Exhibit 4.5(a) to the Registration Statement.

                  4(d) Form of Junior Subordinated Indenture among the Company, Florida Progress Funding Corporation and The First National Bank of Chicago, as trustee, incorporated by reference to Exhibit 4.1 to the Registration Statement.

                  4(e) Form of Supplemental Indenture to Junior Subordinated Indenture among the Company, Florida Progress Funding Corporation and The First National Bank of Chicago, as trustee, incorporated by reference to Exhibit 4.2 to the Registration Statement.

                  4(f) Form of Junior Subordinated Note (included in Exhibit 4(e) above).

                  4(g) Form of QUIPS certificate of FPC Capital I (included in Exhibit 4(c) above).

                  4(h) Form of Guarantee Agreement between the Company and The First National Bank of Chicago, as guarantee trustee, incorporated by reference to Exhibit 4.8 to the Registration Statement.

                                    SIGNATURE


                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, on April 9, 1999.


                                         FPC CAPITAL I

                                         By: FLORIDA PROGRESS FUNDING
                                             CORPORATION, as Depositor

                                             /s/ Pamela A. Saari
                                         By:________________________________
                                         Pamela A. Saari
                                         Vice President and Treasurer


                                         FLORIDA PROGRESS CORPORATION

                                             /s/ Pamela A. Saari
                                         By:_______________________________
                                         Pamela A. Saari, Treasurer






P:/DWentz/Form8A

                            INDEX TO EXHIBITS

      Exhibit
      Number
        1(a)      The Prospectus, incorporated by  reference  to the  Prospectus
                  filed  on   April 9,  1999   pursuant  to  Rule 424(b)(5)  in
                  connection with the Registration  Statement.

        4(a) Certificate of Trust of FPC Capital I, incorporated by reference to Exhibit 4.3(a) to the Registration Statement.

        4(b) Trust Agreement of FPC Capital I, incorporated by reference to Exhibit 4.4(a) to the Registration Statement.

        4(c)      Form of Amended and Restated Trust Agreement of FPC Capital I,
                  incorporated   by   reference   to   Exhibit  4.5(a)  to   the
                  Registration Statement.

        4(d) Form of Junior Subordinated Indenture among the Company, Florida Progress Funding Corporation and The First National Bank of Chicago, as trustee, incorporated by reference to
                  Exhibit  4.1  to the Registration Statement .

        4(e) Form of Supplemental Indenture to Junior SubordinatedIndenture among the Company, Florida Progress Funding Corporation and The First National Bank of Chicago, as trustee, incorporated by reference to Exhibit 4.2 to the Registration Statement.

        4(f) Form of Junior Subordinated Note (included in Exhibit 4(e) above).

        4(g) Form of QUIPS certificate of FPC Capital I (included in Exhibit 4(c) above).

        4(h) Form of Guarantee Agreement between the Company and The First National Bank of Chicago, as guarantee trustee, incorporated by reference to Exhibit 4.8 to the Registration Statement.